UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2009

TOMOTHERAPY INCORPORATED
 (Exact name of registrant as specified in its charter)

Wisconsin	001-33452	39-1914727
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1240 Deming Way Madison, Wisconsin	53717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (608) 824-2800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 15, 2009, the Board of Directors (the “Board”) of TomoTherapy Incorporated (the “Company”) expanded the size of the Board from nine to ten members and appointed H. Jonathan McCloskey, age 40, as a director of the Company. Mr. McCloskey was appointed to the Board pursuant to that certain agreement, dated April 7, 2009 (the “Agreement”), among Avalon Capital Group, Inc., Avalon Portfolio, LLC, Avalon Technology, LLC (collectively, the “Avalon Parties”) and the Company settling the Avalon Parties’ proxy contest regarding the election of directors to the Board at the Company’s 2009 annual meeting of shareholders scheduled for May 1, 2009 (the “2009 Annual Meeting”). Mr. McCloskey will stand for reelection at the 2009 Annual Meeting along with the other nine current members of the Board.

Mr. McCloskey is Portfolio Manager of Avalon Capital Group, Inc., a private investment company.  He has managed the interests of Avalon Capital Group, Inc. in its private and public portfolio companies since December 2003.  Prior to joining Avalon, Mr. McCloskey was a Vice President of Investment Banking for First Albany Corporation in New York.  Mr. McCloskey is a Director of the San Diego County Board of Retirement, which oversees the investments of the county’s retirement fund.  Mr. McCloskey received a Bachelors of Science degree in Economics from Pennsylvania State University and a Masters Degree in Business Administration from Yale University.

Also effective April 15, 2009, the Board appointed Mr. McCloskey to the Company’s Nominating and Governance Committee.

In connection with Mr. McCloskey’s appointment to the Board, he has executed the standard confidentiality agreement and indemnification agreement for directors and will be entitled to receive the customary compensation for non-management directors as described under “Corporate Governance and Board of Directors Matters—Director Compensation” in the Company’s definitive proxy statement on Schedule 14A, which the Company filed with the Securities and Exchange Commission (the “SEC”) on March 24, 2009.

The description of the Agreement contained in Item 1.01 of the current report on Form 8-K, which the Company filed with the SEC on April 8, 2009, is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description
99.1(1)	Agreement dated April 7, 2009, among the Company, Avalon Capital Group, Inc., Avalon Portfolio, LLC and Avalon Technology, LLC
99.2(1)	Press Release dated April 8, 2009, titled “TomoTherapy and Avalon Announce Settlement: Jonathan McCloskey to Join TomoTherapy Board of Directors; TomoTherapy to Add Another Independent Director”

(1)	Previously filed as an exhibit to the Company’s current report on Form 8-K filed with the SEC on April 8, 2009 (File No. 001-33452).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMOTHERAPY INCORPORATED

Dated: April 16, 2009

By: /s/ Frederick A. Robertson, M.D.
Frederick A. Robertson, M.D.
Chief Executive Officer and President

Exhibit Index

Exhibit No.	Description
99.1(1)	Agreement dated April 7, 2009, among the Company, Avalon Capital Group, Inc., Avalon Portfolio, LLC and Avalon Technology, LLC
99.2(1)	Press Release dated April 8, 2009, titled “TomoTherapy and Avalon Announce Settlement: Jonathan McCloskey to Join TomoTherapy Board of Directors; TomoTherapy to Add Another Independent Director”

(1)	Previously filed as an exhibit to the Company’s current report on Form 8-K filed with the SEC on April 8, 2009 (File No. 001-33452).